Exhibit 99.2

Investor Presentation | April 2026 Trasteel Holding S.A. People Behind Steel Steel & Metals Trading • Industrial Assets • Energy

2 Disclaimer ( 1/4 ) This Presentation (together with oral statements made in connection herewith, the “ Presentation ”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a proposed business combination (the “ Business Combination ”) among Sizzle Acquisition Corp . II (“ Sizzle II ”), Trasteel Holding S . A . , a Luxembourg corporation (together with its subsidiaries, “ Trasteel ” or the “ Company ”), and a newly formed company, which will be the holding company of the Company and Sizzle II upon consummation of the Business Combination (“ Pubco ”), and the other parties thereto, and may be used in related transactions (including in connection with any proposed private placement of securities in connection with the Business Combination) . This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments or securities of Sizzle II or the Company or any affiliates thereof . The terms of the Business Combination set forth in this Presentation are indicative, non - binding and subject to further discussion, negotiation and change . You are hereby advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information . The information contained herein does not purport to be all - inclusive and none of Sizzle II, the Company, nor any of their respective subsidiaries, shareholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, including any information based on studies, publications, surveys, or internal estimates . Prospective investors in the proposed private placement should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision . The recipient shall not rely upon any statement, representation or warranty made by any other person, organization, firm or corporation in making its investment decision to subscribe for securities of Pubco which is expected to be the holding company of Sizzle II and Trasteel upon consummation of the Business Combination (the “ Combined Company ”) . To the fullest extent permitted by law, in no circumstances will Sizzle II, the Company, Pubco or any of their respective subsidiaries, shareholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or relating to opinions communicated in relation thereto or otherwise arising in connection therewith . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . No Offer or Solicitation . This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . This Presentation and any oral statement made in connection with this Presentation do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any equity, debt or other financial instruments or securities of Sizzle II or the Company or any affiliates thereof . This Presentation also does not constitute any solicitation of any vote, consent, approval or proxy in connection with the Business Combination or of Sizzle II, Pubco or the Company or any of their affiliates, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Neither Sizzle II, the Company nor Pubco is making any offer to sell, or soliciting any offer to buy securities, and cannot accept any securities for orders . Any offering of securities in any private placement will not be registered under the Securities Act of 1933 , as amended (the “ Securities Act ”), and such a private placement is expected to be offered to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512 (c) . Prior to investment in any securities, any prospective investor should consult with their counsel as to the applicable requirements to avail itself of any exemption under the Securities Act and regarding the terms of any applicable subscription agreement . This Presentation does not constitute either advice or a recommendation regarding any securities .

3 Disclaimer ( 2/4 ) Sizzle II, the Company and Pubco and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Sizzle II’s shareholders with respect to the potential Business Combination . A list of the names of Sizzle II’s directors and executive officers and a description of their interests in Sizzle II is contained in Sizzle II’s final prospectus relating to its initial public offering, which was filed with the Securities and Exchange Commission (the “ SEC ”) on April 2 , 2025 and is available free of charge at the SEC’s web site at www . sec . gov , or by directing a request to Sizzle II . Additional information regarding the interests of the participants in the solicitation of proxies from the shareholders of Sizzle II with respect to the proposed Business Combination will be contained in a registration statement on Form F - 4 , and accompanying proxy statement/prospectus, for the proposed Business Combination which is expected to be filed by Pubco with the SEC, and is available at the SEC’s web site referenced above, when available (the “ Registration Statement ”) . Additional Information and Where to Find It . In connection with the Business Combination, Pubco intends to file the Registration Statement, which will include a proxy statement to be sent to Sizzle II shareholders and a prospectus for the registration of Pubco securities in connection with the Proposed Business Combination . If and when the Registration Statement is declared effective by the SEC, its definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of Sizzle II as of the record date to be established for voting on the Business Combination and will contain important information about the Business Combination and related matters . Shareholders of Sizzle II and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Sizzle II, Trasteel, Pubco and the Business Combination . Shareholders and other interested persons will also be able to obtain copies of the Registration Statement, including its preliminary proxy statement/prospectus, its definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www . sec . gov or by directing a request to : Sizzle II Acquisition Corp . II, 4201 Georgia Avenue, NW, Washington, D . C . 20011 , Attn : Steve Salis, Chief Executive Officer . This Presentation is not a substitute for the Registration Statement or for any other document that Sizzle II or Pubco may file with the SEC in connection with the Business Combination . Interested persons are urged to read the documents filed with the SEC carefully and in their entirety when the become available because they will contain important information . Interested security holders and investors may obtain free copies of such documents, without charge, as described above . Forward - Looking Statements . Certain statements in this Presentation may be considered “forward - looking statements” . Forward - looking statements herein generally relate to future events or the future financial or operating performance of Sizzle II, the Company or the Combined Company . For example, projections of future financial performance of the Combined Company, the Business Combination, the Combined Company’s business plan, other projections concerning key performance metrics or milestones, the proceeds of the Business Combination and the Combined Company’s expected cash runway, and the potential effects of the Business Combination on Sizzle II, the Company and/or the Combined Company, are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . Such forward - looking statements includes a projected financial information, which is for illustrative purposes only, is based on assumptions that may not materialize, and has not been audited or reviewed by any independent auditors . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Sizzle II, the Company and their respective management, as the case may be, are inherently uncertain and subject to material change . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Sizzle II’s final prospectus relating to its initial public offering, dated April 2 , 2025 , and other filings with the SEC, as well as factors associated with companies, such as the Company, including anticipated trends, growth rates, and challenges in their businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany this Presentation . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and referenced herein .

4 Disclaimer ( 3/4 ) Trademarks . This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM© or ® symbols, but such references are not intended to indicate in any way that any of Sizzle II, the Company or Pubco or any third - party will not assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . This Presentation also includes trademarks, trade names, and service marks that are the property of other organizations . We do not intend our use or display of other parties’ trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of us by, these other parties . No Relationship or Joint Venture . Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture . This Presentation does not create any obligation on the part of the Company, Sizzle II or the recipient to enter into any further agreement or arrangement . Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of Sizzle II, the Company or the recipient will be under any legal obligation of any kind whatsoever . Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete any proposed transactions contemplated herein . Third Party Information ; Information Sources . Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research regarding the business or industry of the Company . All information contained in this Presentation regarding or relating to the Company have been supplied only by the Company . All information contained in this Presentation relating to Sizzle II have been supplied only by Sizzle II . In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source, and the Company and Sizzle II cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness . Financial Information . The financial information and data of the Company and relating to the Business Combination contained in this Presentation is unaudited (or audited under non - U . S . accounting principles as noted below) and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and data may not be included in, and may be adjusted in, or presented differently in, the Registration Statement . This Presentation includes financial information of the Company that is presented as of and for each of the years ended December 31 , 2025 , 2024 and 2023 (collectively, the “ Annual Periods "), which information is preliminary, has not yet been audited by the Company’s independent registered public accounting firm and is subject to change . The Company’s actual results may differ materially from such financial information included in this Presentation due to the completion of the Company’s closing procedures, financial adjustments and other developments that may arise . This preliminary financial information is not a comprehensive statement of the Company’s financial results for any of the Annual Periods nor any period under review or presentation, and should not be viewed as a substitute for full financial statements prepared in accordance with International Financial Reporting Standards (“ IFRS ”), as issued by the International Accounting Standards Board . In addition, this preliminary financial information is not necessarily indicative of the results to be achieved in any future period .

5 Disclaimer ( 4/4 ) This Presentation also includes the Company’s historical consolidated financial information for the fiscal years ending December 31 , 2019 - 2022 which were prepared in accordance with accounting principles generally accepted in Switzerland ( Fachempfehlungen zur Rechnungslegung / Accounting and Reporting Recommendations) (“ Swiss GAAP FER ”) . Swiss GAAP FER differs in certain significant respects from IFRS, as issued by the International Accounting Standards Board . This financial information is solely based the Company’s management’s assessments of financial information for these periods, in all material respects, under Swiss GAAP FER and are unaudited in accordance with IFRS (or US GAAP), and does not conform to the requirements of Regulation S - X of the SEC . The Company has not prepared and does not intend to prepare financial information for any period preceding fiscal year ending December 31 , 2023 in accordance with IFRS (or US GAAP), and such information contained in this Presentation is solely based on such Swiss GAAP FER financial information . This Presentation also includes non - IFRS financial information of the Company, including EBIT, EBITDA, adjusted net debt and adjusted equity , which should be considered supplemental to, not a substitute for, or superior to, the financial measures calculated in accordance with IFRS . The Company believes that these non - IFRS financial measures provide users of the Company’s financial information with useful supplemental information that enables a better comparison of the Company’s performance across periods . There are a number of limitations related to the use of these non - IFRS financial measures and their nearest IFRS equivalents . For example, the Company’s definitions of non - IFRS financial measures may differ from non - IFRS financial measures used by other companies . Accordingly, you should not place undue reliance on these preliminary financial results contained in this Presentation . Neither the Company’s (nor Sizzle II’s nor any of their affiliates’) independent registered public accounting firm has audited, reviewed, or performed any procedures with respect to the Company’s preliminary financial results or financial information contained in this Presentation or the accounting treatment thereof and any such firm does not express an opinion or any other form of assurance with respect thereto . Accordingly, the Company’s financial information and data contained in this Presentation may not be included in, may be adjusted in or may be presented differently in, any registration statement that the Company, Sizzle II or any of their affiliates submit to or file with the Securities and Exchange Commission . Use of Projections . The projections, estimates, and targets in this Presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of each of the parties to the Business Combination . See “Forward - Looking Statements” above . The projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information . While all projections, estimates and targets are necessarily speculative, each of the parties to the Business Combination believe that the preparation of prospective information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation . Accordingly, there can be no assurance that prospective results are indicative of future performance or that actual results will not differ materially from any results presented or indicated in the prospective information .

Who We Are

We are today a global steel trading and industrial group backed by centuries of combined experience in the steel industry.

We Buy,

Global sourcing across mills and raw-material suppliers.

Disciplined execution across geographies and products.

Move,

End-to-end logistics by sea, rail and road; insured and fully hedged.

Reliable delivery through a global execution network.

(Process)

Industrial assets that process and upgrade steel (tubes, service centers, plates, coated coils).

Value creation via processing and product mix.

& Sell Steel

Delivering to OEMs, processors and distributors in 60+ countries.

Customer proximity and recurring relationships.

Scale & footprint*

- **> 1.8bn $** Revenue
- **1.5M+** metric tons managed*
- **4,000+** customers*
- **60+** countries*
- **1,400+** people*

* See Glossary for definitions.
Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

TRASTEEL
Physical Trading | Paper Trading | Industrial BU
6

History & Evolution of Trasteel

We are today a global steel trading and industrial group backed by centuries of combined experience in the steel industry.

2009 — Foundation

Trasteel

Established and managed by former Duferco (now DITH, World's leading Steel Trader) executives*.

Initial model: **pure steel trading with selected minority industrial investments**

Group Sales*: 0 $

2015 — 1st Acquisition

TAMAC S.r.l.

Acquisition of a coil cutting center to integrate trading activity

Group Sales: 355.6 M/$

2020 — 2nd Acquisition

Officine Tecnosider

Acquisition of large re-rolling mill in Italy, strengthening industrial footprint.

New Shareholder

Shift from a pure trading model to a **growth dual-business model (trading + industry)**

Group Sales: 464.9 M/$

2022/2023 — 3rd Acquisition

Profilmec Group

Acquisitions positioning Trasteel as one of the **largest** European producer of carbon steel tubes.

Further Acquisitions

Trasteel expands its industrial footprint through Yugotub, LIFI, Trasteel Polska, Trasteel Inginerie

Group Sales: 1,453.2 M/$

2024/2025 — Consolidation

Further Acquisitions

Util: vertical integration of Tamac.

BBC: Noble ferro-alloys trading desk

TIP: Vertical integration of energy trading desk

Upgraded Trading desks

Energy: Gas + Power

Metallics: Scrap, Pig Iron, Iron Ore, HBI

Derivatives: hedging

Non-ferrous: Aluminum, Lead, Copper, Zinc, ...

Ferro-Alloys: bulk & noble

Group Sales: 1,821 M/$*

2026 — SPAC Transaction

Strategic equity increase

Expected SPAC closing
Proceeds expected to be used for continued strategic acquisition of industrial assets

Further Consolidation

Expansion of the trading platform through onboarding of senior traders from major competitors (e.g., DITH, ...).

*See Glossary for definitions.

Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

7

8 Steel – A Large and Highly Fragmented Market Steel is far more fragmented than other major commodities, creating structural opportunities for traders . RANKING COMMODITIES By Market Value in USD, 2024 1 Oil Largest commodity market by value 3.0 TN 2 Steel Fragmented market → strong role for traders 3 Cement High volume, concentrated production 4 Iron - ore Upstream input to steel production 5 6 7 Aluminum Lightweighting and packaging MARKET CONCENTRATION Share represented by top 5 producers Oil 40% Cement 45% Steel 28% Room for independent trading 1.5 TN 450 BN 286 BN 207 BN 200 BN 186 BN Gold Financial + industrial demand Copper Electrification - driven relevance 7% 3% 3% 2% 2% 10% 13% 10% 7% 3% 3% 9% 11% 5% 4% 4% 4% 13% 0% 2% 4% 6% 8% 10% 12% 14% By Market Share in %, 2024

9 Global Steel Market – Overview International Trade Exports as % of production (2023) 25% 435 M metric tons export / 1,892 M metric tons production Global steel production stable at high levels China the determinant of prices and trade flows Trade share at 25 - 30% (vs. peaks of 35 - 38%) Top producers (in M metric tons, 2024) Highly concentrated market: China ≈53% of global production Production Crude steel, 2024 1,885 M metric tons Consumption Finished products, 2024 1,742 M metric tons ≈ 1.5 Tn $ Exports ≈25% of the production, 2023 435 M metric tons X 5 * 0% 10% 20% 30% 40% 50% - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 *Before reaching consumers / final end - users, steel is typically bought, processed, and resold 4 - 5 times. Example: Steel mill produces coil → Pipe maker produces pipes → Component manufacturer produces frames → Bicycle manufacturer pr oduces bicycles. 10% 12 % Automotive 52 % Construction Mechanical Engineering 16% 10 % Metal Components STEEL USE 2024 1,742 M metric tons Breakdown of Demand Construction is the structural driver with lower volatility compared to industrial sectors Global Production Global Export Export Share Others* includes other transport, electrical equipment and appliances 1,005 149 125 84 80 130 65 60 44 42 Countries Companies

Trading & Industrial – Divisions Overview

Physical Trading

General Trading
Steel + raw materials

Consumables
Electrodes, refractories, alloys

Non-Ferrous
Up/Mid/Downstream





General Trading	Consumables	Non-Ferrous
Revenue (2025*)	Revenue (2025*)	Revenue (2025*)
~$621M	~$394M	~$35.6M

Companies involved

General Trading	Consumables	Non-Ferrous
Trasteel International SA	Trasteel International SA	Trasteel International SA
CMP S.r.l.	CMP S.r.l.	
	BBC Alloys S.r.l	

Paper / Derivatives Trading

Products Segment (Lugano & Hong-Kong Offices)

Products	Arbitrage	Trasteel Hedging	OTC Trading with Third-parties
Energy Power, Gas	✓	✓	✓
Non-Ferrous Aluminum, Zinc, Tin, Copper, Lead	✓	✓	✓
Steel EHR, HC	✓	✓	✓
Metallics Scrap, Rebars, Iron Ore	✓		
Coal Steam Coal, Coking Coal			✓
Carbon Credits EUAs	✓	✓	✓

Industrial

Net sales	Companies	Countries	Processed / year
$766M	13	6	~800k/ Mt
2025	2025	F025	2025

Industrial Activities Revenue ($/M)

CAGR 21-25: >17%



408
769
729
714
766
2021
2022
2023
2024
2025

Platforms

PIPES
ISPADUE · YUGOTUB · SIM · PROFILMEC · LIFI

COILS
TAMAC · UTIL ITALY · UTIL CHINA

PLATES
OFFICINE TECNOSIDER

ENGINEERING
FEMATEK · ROLM

REBARS
TRASTEEL POLSKA · TRASTEEL ROMANIA

Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

TRASTEEL
● Physical Trading | ● Paper Trading | ● Industrial BU
10

11 Geopolitical Risk turned into Opportunity The Iran conflict and potential disruption of the Strait of Hormuz may increase freight costs and transit times . For Trasteel, this volatile environment represents an opportunity rather than a threat . Other major trade routes unaffected Routes affected by conflict (<10% 1 ) Trade Routes View CEO Expected Short - Term Impact on Trasteel Transportation & Insurance Costs +50% Neutral impact for Trasteel as most cargo is purchased CIF . Delays 60 – 90 days Limited operational impact with possible delay of minor volumes from 2026 to 2027 in case of prolonged disruption ~+15% Cost shifting to customers Cost increases are transferred to customers, with neutral or slightly positive margin effects . Transformation Cost Increase Applies to the Industrial Business Unit . Not applicable to trading division. Net Impact on EBITDA 1 Current geopolitical disruption, and the resulting market volatility, represents an opportunity rather than a threat for Trasteel . +Positive © Australian Bureau of Statistics, GeoNames, Geospatial Data Edit, Microsoft, Navinfo, Open Places, OpenStreetMap, Overture M aps Fundation, TomTom, Wikipedia, Zenrin Con tecnologia Bing Trading Trading + Industry Sanctioned 1 This statement reflects management’s current expectations and estimates and constitutes a forward - looking statement. Actual resu lts may differ materially due to various risks and uncertainties.

Financials – Income Statement (2019-2025)

Total Revenues (USD/M)

$1,821.1M*
2025

CAGR 6Y 30.2%



374
465
923
1,453
1,417
1,495
1,821
2019
2020
2021
2022
2023
2024
2025

Strong revenue growth driven by the evolution of the shareholding structure and a transition to a dual business model, combining people-driven trading expansion with disciplined asset acquisitions across the steel value chain.

Gross Margin (USD/M)

$147.5M*
2025

CAGR 6Y 43.7%



17
31
66
157
138
123
148
2019
2020
2021
2022
2023
2024
2025

Margin expansion supported by increasing volumes and a progressive **shift toward higher value-added businesses**, including consumables, non-ferrous and integrated industrial activities

EBITDA[1] (USD/M)

$60.3M*
2025

CAGR 6Y 48.2%



6
13
40
94
59
41
60
2019
2020
2021
2022
2023
2024
2025

EBITDA growth reflects the same structural drivers, with improved operational leverage and a more **balanced mix between trading margins and industrial value creation.**

Profit for the Period (USD/M)

$7.5M*
2025

CAGR 6Y 34.5%



1
3
18
65
22
1
7
2019
2020
2021
2022
2023
2024
2025

Steel remains inherently cyclical, however, **Trasteel's conservative and resilient model has consistently preserved profitability even in downturns**. Q1 2026 already shows a significant improvement in margins, driven by EU CBAM and general price increases.

TRASTEEL

*Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026
[1]EBITDA is a non-IFRS measure, please see Disclaimer on slide 4 and Appendix

12

Financials – Balance Sheet (2019-2025)

Current Assets (USD/M)

$890.9M*
2025



211
236
404
677
730
767
891
2019
2020
2021
2022
2023
2024
2025

Increase driven by higher trading volumes and the expansion of the group's industrial perimeter through acquisitions

Financial Debt Breakdown (USD/M)

$525.1M*
2025



124
49
103
83
157
123
187
136
223
118
337
137
388
2019
2020
2021
2022
2023
2024
2025
Current Financial Liabilities
Non-Current Financial Liabilities

Current financial liabilities are fully self-liquidating, covered by pre-sold inventory and receivables.

Non-Current Assets (USD/M)

$293.1M*
2025



2
4
5
126
7
113
13
186
41
202
74
188
78
215
2019
2020
2021
2022
2023
2024
2025
PPE
Other Non-Current Assets

PPE growth driven by investments in industrial assets following the execution of the shift from a pure trading house to a dual business unit model.

Equity (USD/M)

$196.5M*
2025



30
69
83
152
178
161
197
2019
2020
2021
2022
2023
2024
2025

Equity increased ~6.5x over the period, reflecting sustained value creation and is expected to continue growing in line with the Group's expansion strategy and business model.

TRASTEEL

*Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

[1]EBITDA is a non-IFRS measure, please see Disclaimer on slide 4 and Appendix

13

Debt Profile

Debt is a core structural component of Trasteel's integrated trading platform. 2025

No debt at Trasteel Holding S.A. level, all facilities are at subsidiary level:

1. **Stand-alone Facilities (OTS, Profilmec Group, Tamac):** ring-fenced, no parent guarantee, structurally segregated from the trading perimeter.
2. **Trade Finance / Transactional lines:** fully self-liquidating, diversified across ~20 banks, strictly linked to pre-sold, insured physical transactions.
3. **Minor credit facilities (>4m $):** granted to secondary industrial subsidiaries, parent-guaranteed.
4. **Special Lines for Non-Commodity Flows (~60m $):** short-term, deal-by-deal, higher spreads.

Adjusted Net Debt[1]

Pre-sold, hedged inventory (>95% back-to-back trading) of 210.3m $* in 2025 is economically equivalent to cash and is deducted from gross debt in adjusted net debt, together with security deposits.

Dedicated trade-finance (trading)	Global Credit Lines (Group)	Average Utilization Rate
>$450M*	~1.5 bn $*	>70%
Deal-by-deal (uncommitted)	Including L/C utilization	Incl. L/C

Adjusted Net Debt[1] *in M/USD*	**2023**	**2024**	**2025**
Total financial debt	359,4	455,5	525,1
(-) Cash and equivalents	-193,7	-155,5	-135,8
(-) Marketable, fully hedged inventories	-134,3	-178,3	-210,3
(-) Security deposits	-20,7	-33,5	-29,1
Adjusted Net Debt	**10,8**	**88,2**	**149,8**
Statutory net debt to equity ratio	0.9x	1.9x	2.5x
Adjusted net debt to equity ratio	0.1x	0.5x	0.8x

Adjusted Equity[2] in M/USD	**2023**	**2024**	**2025**
Statutory equity	114,8	103,4	128,9
(+) Negative goodwill	52,7	33	22,8
(+) Subordinated shareholder loan	5	5	5
Equity of Trasteel	**172,5**	**141,5**	**156,7**
(+) Minority interests	63,1	57,7	67,6
Equity of the Group	**235,6**	**199,2**	**224,4**

Leverage ratios in millions of USD	2023	2024	2025
Adjusted net debt to Group equity	0.0x	0.4x	0.7x
Adjusted net debt to EBITDA	0.2x	2.1x	2.3x

*Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

[1]Adjusted Net Debt is a non-IFRS measure, please see Disclaimer on slide 4

TRASTEEL 14

Trasteel in the Steel Value Chain

● Physical Trading | ● Industrial BU

STEEL PRODUCTION

CYCLICAL
+
LOW CORRELATION
RAW MATERIALS – SEMI-FINISHED PRODUCTS
=
HIGH RISK

STEEL TRANSFORMATION

CYCLICAL
+
HIGH CORRELATION
RAW MATERIALS – SEMI-FINISHED PRODUCTS
=
LOW RISK
→ *focus on Spread Management*
(SEMI-FINISHED PRODUCTS – FINISHED PRODUCTS)



RAW MATERIALS & PREPARATION
CAST IRON PRODUCTION
STEEL PRODUCTION
CONTINUOUS CASTING
TRASTEEL TRADING
Iron Ore
Limestone
Coke
Scrap Metal
Sinter Plant
Coke Ovens
Blast Furnace
BASIC OXYGEN FURNACE (OAF)
TRASTEEL TRADING
ELECTRIC ARC FURNACE (EAF)
BOF
EAF
Tundish
FINISHED STEEL PRODUCTS
ROLLING
SEMI-FINISHED PRODUCTS
Structural Shapes
Rails
TRASTEEL POLSKA & ROMANIA
Bars
Rods
Seamless Tubes
Tube rounds
Hot rolling mill
Reheating furnace
Blooms
Hot rolling mill
Reheating furnace
Billets
TRASTEEL TRADING
LONG PRODUCTS
Pre-Painted & Galvanized Coils
Plate
OFFICINE TECNOSIDER
Hot rolling mill
Reheating furnace
Tubes
PROFILMEC
Auto parts
UTIL
Strips & Sheets
TAMAC
Hot Rolled Coils
Hot rolling mill
Reheating furnace
Slabs
FLAT PRODUCTS

TRASTEEL

15

Util Industries S . p . A . Via Papa Giovanni XXIII, 10 Villanova d’Asti (AT), Italy

17 Simplified Shareholding Structure Fantex Giuseppe Mannina 50% Fratelli Cosulich Augusto Cosulich 36.95% Netfund SA Gianfranco Imperato (CEO) 13.05% Trasteel Group* Holding & Operating Platform 100% Trasteel International Lugano, CH 100% Profilmec Group Italy / Serbia 67.2% Util Group Italy / China Trasteel Polska & Romania Poland / Romania Trasteel Engineering Services Italy / Turkey Mimesis IT Italy 49% Officine Tecnosider Udine, IT 51% Tamac Massa, IT 100% Trasteel Energy Lugano, CH 100% BBC Alloys Genova, IT 60% TIP Power & Gas Terni, IT 22.5% 100% 100% 65% *All financial and operating data presented herein refer to Trasteel Trading Holding SA, a 100 % owned subsidiary of Trasteel Holding SA . Trasteel Holding SA qualifies as a pure holding company and, as such, does not conduct any operating business, and is the entity subject to the SPAC transaction .

18 Key People Gianfranco Imperato Federico Guiducci Giuseppe Mannina Augusto Cosulich • Joined Trasteel in 2013 as CFO and CIO, overseeing group financing and administrative functions • Nearly 30 years of experience in the global steel industry • Began his career at Duferco in 1994, holding senior executive roles across Switzerland, Romania, Denmark, and Italy • Chief Executive Officer of Trasteel Group since 2011 and shareholder since 2020 • Began his career at McKinsey & Company (1990 - 1993), later holding senior management roles at Duferco (1993 - 2000) • Played a key role in Trasteel’s integration into the Fratelli Cosulich Group in 2020 and reshaping of Business Model from pure trading to trading and investment platform. • Co - founder of Trasteel Group with over 40 years of experience in the global steel and metals industry • Began his career at Finsider, later joining Duferco and serving as CEO at Evraz, leading global operations and major M&A transactions across international markets. • Shareholder and CEO of Sideralloys, overseeing the revamping of the ex - Alcoa Portovesme aluminium site in Italy • Board member of Trasteel, supporting long - term strategic development and global expansion • Senior executive within the Fratelli Cosulich Group, with a background in law and international business • Instrumental in developing strategic partnerships and joint ventures with global players, including COSCO and ARKAS

Creation of Value through a Dual Business Model

MISSION 1 (Trading Division)

To generate **TRADING MARGINS** to cover overheads and generate minimum **ROE**.

People	Sales
+170	**1.1 bn/$**
2025	2025*



TRADING
STEEL
RAW MATERIALS
NON FERROUS
CONSUMABLES
ENERGY
FINANCIAL INSTRUMENTS

PHYSICAL TRADING | PAPER TRADING

MISSION 2 (Industrial Division)

To generate significant **CAPITAL GAINS** by investing in low cycle and divesting in high cycle.

People	Sales
+1,300	**766 m/$**
2025	2025*



INVESTMENTS in Steel Transformation
PIPE MAKERS
RE ROLLERS
SERVICE CENTERS
AUTOMOTIVE COMPONENTS
ENGINEERING & MACHINERY
OTHERS

INDUSTRIAL BU

*Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

TRASTEEL
● Physical Trading | ● Paper Trading | ● Industrial BU
19

Trasteel's Dual Growth Strategy

Trading

Mission 1: Growth of trading volumes through acquisition of trading teams

Performance (2009 → 2025)*

Banks	3 → >20
Trading Desks	3 → 6
People (Traders, Network & BO)	#15 → > #170
Credit lines	50M$ → >450M$ Avg. Utilization Rate: **~70%**
Geographical Footprint	10 countries → > 60 countries

Creation of Value through **Volumes Growth**

General Trading Desk | **Consumables Desk** | **Non-Ferrous Desk** | **Energy Desk** | **Paper Desks**

Volumes Growth: 150k Mt → > 1.5m Mt
Sales: 200m $ → 1.1 bn $

Industry

Mission 2: Creation of value through opportunistic portfolio management (Impero Rule)

Performance (Main M&A Deals)*	EV acquisition	Current/Target EV	
2020 OTS	$EBITDA_{2019}$ × 5.5	$_{Current}$EBITDA × 6	+70%
2021 Profilmec	$EBITDA_{2022}$ × 1.5	$_{Current}$EBITDA × 6	+50%

Creation of Value through **Capital Gains – "M&A Rule: Impero"**

I Integration | **M** Management | **P** Price | **E** Exit | **R** Roe / Lev = **O** Opportunity

Peak Multiples in the industry: ~10x / ~14x;
Examples: Trametal/Metinvest (15x); Viz Stahl / Duferco (10x)

TRASTEEL

● Physical Trading | ● Paper Trading | ● Industrial BU 20

*Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

[1]This statement reflects management's current expectations and estimates and constitutes a forward-looking statement. Actual results may differ materially due to various risks and uncertainties.

Officine Tecnosider S.r.l. Via Jacopo Linussio 1 San Giorgio di Nogaro (UD), Italy

22 Trasteel in a Nutshell Trading Activity Trading and Industrial Activity Trasteel is a global steel and metals trading and industrial platform headquartered in Lugano, active in over 60 countries. Sanctioned People Entities Trucks Volumes Customers Containers Countries Suppliers Trains 27 +1,400 +50,000 +4,000 +1.5 +2,000 +300 +60 +5,000 85% Recurring 2025* 2025* 2025* 2025* 2025* 2025* 2025* 2025* 2025* Managed Managed Managed M metric tons Physical Trading Paper Trading Industrial BU 374 465 923 1,453 1,417 1,495 1,821 * - 500 1,000 1,500 2,000 2019 2020 2021 2022 2023 2024 2025 Revenues (in M/USD) © Australian Bureau of Statistics, GeoNames, Geospatial Data Edit, Microsoft, Navinfo, Open Places, OpenStreetMap, Overture M aps Fundation, TomTom, Wikipedia, Zenrin Con tecnologia Bing Trading Trading + Industry Sanctioned Management’s financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2 026

23 Risk Management Policies Trasteel’s trading model operates as a pure service provider, targeting no speculative positions and a fully hedged financial ex posure at all times. Physical Trading Transaction Execution Risk Disciplined trade execution controls Financial & Liquidity Strong equity base and diversified funding, from over 30 banks Market, Geopolitics & Price No speculative back - to - back trading Counterparty, Credit Risk All trades reviewed by risk Committees requiring hedges or swaps Caps Enterprise Risk Management Policy • Controls • Reporting Compliance, Legal, Tax & Regulatory Legal and regulatory compliance Infrastructure & IT Cyber security systems, vendor data protection and governance

Officine Tecnosider S.r.l. Via Jacopo Linussio 1 San Giorgio di Nogaro (UD), Italy

25 Investment Highlights Risk - Neutral Trading Model Limited speculative exposure . Back - to - back physical trades with 1 : 1 hedging via futures and swaps . Structural need of International Trading Given the discontinue “scaling” of production, creating unbalance between local supply and local demand . Diversified Customer Base Position in the Steel Value Chain where few suppliers / steel mills face thousands of customers . Opportunity (not threat) by AI application AI is expected to reshape the services industry, whereas pipes, plates and other steel products remain essential . Proprietary AI platforms are under development to automate back - office operations and deliver scalable cost savings . Multi - Local Business Model Traders are fundamental in the post globalization environment, to manage the complex and changing set of rules of international trading . Spread and Portfolio Management We are spread managers in the steel transformation sector ; this allows to address with negative price cycles with little to no consequences . Market Intelligence Selection Skills of industrial opportunities based on the impero rule and centuries of cumulated experience creating strong opportunities to buy undervalued assets in the negative cycle and to sell in the positive cycle . Growth Model (Customer and Assets acquisitions) Driven by customers’ fragmentation as key driver of margins .

26 Use of Proceeds Trasteel invests opportunistically in strategic trading teams and industrial assets to become World’s leading steel trading a nd investment house. TRADING OPPORTUNITIES Priorities 1 Working capital 2 Trading development Steel desk Consumables desk Non - ferrous desk Paper desk 3 Deleveraging EBT improvement >30 M/$* /year 2026 - 2028 Amount 150 - 200 M/$* 2026 - 2028 Amount 150 - 200 M/$* INDUSTRIAL OPPORTUNITIES Estimated Equity investment Potential M&A deals 30 - 60 m $ Target 1 Up to 15 m $ Target 2 Up to 5 m $ Target 3 Up to 50 m $ Target 4 Up to 10 m $ Target 5 Up to 20 m $ Target 6 Up to 100 m $ Target 7 Up to 10 m $ Target 8 Up to 50m $ Target 9 Up to 50m $ Others *This statement reflects management’s current expectations and estimates and constitutes a forward - looking statement. Actual res ults may differ materially due to various risks and uncertainty.

27 Strategic Summary Trasteel invests opportunistically in strategic industrial and trading assets to become World’s leading steel trading and inv est ment house. Historical Growth Path (2019 - 2025*) CAGR 6Y 30.2% Target 3 - 5Y EBITDA 1 > 250M/$** Our Benchmark Why stock exchange To sustain long - term growth 2023 1999 World Leading Steel Trader 7,512 2,090 Total revenues 595 129 Gross margin 228 56 EBITDA 44 12 Profit for the period 918 256 Equity >600m $ Dividend Distributed in the period >600% Capital Gain 3 - 5Y TARGET** 2025 * Trasteel Group >5,000 1,821 Total revenues > 500 147 Gross margin > 250 60 EBITDA >50 7 Profit for the period REVENUE >5B/$** 1 Industrial partner Limited growth potential due to semi - exclusive supply constraints. 2 Private financial partner Short - term investment horizon with cash - out requirements. Stock exchange Optimal solution: no conflicts of interest and full alignment on long - term capital appreciation. 3 374 465 923 1,453 1,417 1,495 1,821 6 13 40 94 59 41 60 - 10 20 30 40 50 60 70 80 90 100 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2019 2020 2021 2022 2023 2024 2025 Revenues EBITDA 1 EBITDA is a non - IFRS measure, please see Disclaimer on slide 4 and Appendix . *Management’s financial information based on Swiss GAAP and not audited under IFRS or PCAOB . Audit completion expected in H 1 2026 . **This statement reflects management’s current expectations and estimates and constitutes a forward - looking statement . Actual results may differ materially due to various risks and uncertainty . Investors should review the audited financial statements and related disclosures contained in the Form F - 4 , when available .

Sizzle Acquisition Corp. II – Key People



Steve Salis

Chairman and CEO

- Owner of Salis Holdings, a diversified holding company based in Washington, D.C. with interests in restaurants, hospitality, real estate, venture and mining.
- Over 20 years of experience founding, acquiring, and developing companies across various sectors
- Mr. Salis was the Chairman and CEO of Sizzle Acquisition Corp., which successfully merged with European Lithium to form Critical Metals



Jamie Karson

Vice Chairman

- Executive Chairman of Catalogue and public company CEO with more than 30 years of experience leading private and public companies and transactions
- Prior to Sizzle, he was CEO and Chairman of Steve Madden, CEO and Chairman of The Original Soupman and an advisor to GSO Capital Partners, now Blackstone Credit
- In his time at Steve Madden, Mr. Karson created significant shareholder value, and was named to the list of the “Top 10 Best Retail CEOs in America” in 2009 by HVS



Daniel Lee

CFO

- Venture Partner at NextGen Venture Partners, the CFO at Enspira, a Managing Partner at Mission 8 and the CFO at RiskSpan. CFO of Sizzle Acquisition Corp.
- More than 16 years as an operator, investor and advisor across a broad range of sectors
- Mr. Lee has deep public equities experience as a senior equity analyst at Profit Investment Management, and a research analyst at middle market investment bank FBR Capital Markets

TRASTEEL

28

29 Transaction Overview Assumptions (1) Assumes $230 million remaining in trust (0% redemptions). Excludes interest earned in the trust. Amount is subject to change depending on the actual interest earned in the trust and total number of redemptions. (2) Assumes PF shares outstanding of 113.6 million priced at $10.00 per share. (3) Pro Forma Net Debt consists of subordinated loans to related parties, current and non - current financial liabilities, less transaction cash, less Trasteel cash and cash equivalents. (4) Trasteel balance sheet figures are based on unaudited management accounts as of 12/31/2025. (5) Includes public rights to receive one tenth of a Class A ordinary share upon the consummation of an initial business combination. Transaction Highlights Illustrative Sources & Uses ($M) Pro Forma (“PF”) Valuation ($M) Pro Forma Ownership (2) (3)(4) (1) • Sizzle Acquisition Corp. II intends to complete a business combination with Trasteel Holding SA, a diversified industrial and trading platform with operations across more than 60 countries • The business combination implies a pro forma combined enterprise value of approximately $1.32 billion • Existing Trasteel shareholders will rollover 100% of their equity as part of the business combination • The business combination is expected to be funded by Sizzle II cash held in trust 70.4% 22.3% 6.7% 0.6% (5) (5)

People Behind Steel Join us.

31 Glossary Term Definition

32 Risk Factors ( 1/3 ) All references to “we,” “us” or “our” refer to Trasteel Holding S . A . (“Company”) prior to the consummation of a potential transaction with a special purpose acquisition company (“SPAC”) . The risks described below are a non - exhaustive list of the key risks related to Company and the factors that could cause actual results to differ from the intentions and assumptions described in this Presentation . This list has been prepared solely for potential investors in this private placement transaction and not for any other purpose . You should carefully consider these risks and uncertainties, carry out your own due diligence, and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this private placement transaction before making an investment decision . The list below is qualified in its entirety by disclosures contained in future documents filed or furnished with the Securities and Exchange Commission in respect of a potential transaction . The risks presented in such filings would include risks associated with the post - transaction operation of Company and the risks associated with the potential transaction, and these risks may differ significantly from, and will be more extensive than, those risks presented below . Company may be subject to the following factors, many of which are outside of Company’s control : Risks Related to Company’s Business and Industry  We face risks related to the effect of economic uncertainty, and in the event of an economic downturn or slow recovery, our growth prospects, results of operations, cash flows and financial condition could be adversely impacted .  Significant increases in, or sustained levels of, inflation may adversely affect our costs . Inflationary pressures have, and may continue to, impact the costs of steel products, raw materials, labor, energy, fuel, transportation and other inputs necessary for the trading and processing of steel products by our partners and customers, and our financial condition and customer demand may be adversely impacted .  We operate in a highly competitive marketplace, and competition, including from large integrated steel producers and other independent trading houses, could negatively impact our business .  We are impacted by global steel price cycles, and a sustained period of low steel prices or significant price volatility would materially adversely affect our sales, results of operations, cash flow, and financial condition .  Unexpected or unfavorable changes in global steel supply and demand dynamics could have a materially adverse effect on our sales, results of operations, cash flow and financial condition .  We increasingly depend on our industrial business unit, and our failure to successfully manage and integrate acquired industrial assets could have an adverse effect on our growth strategy and our sales, results of operations, cash flow, and financial condition .  We may experience cyberattacks and data breaches and any failure to adequately maintain security and prevent unauthorized access to electronic and other confidential information could result in additional data breaches that could materially adversely affect our reputation, financial condition and operating results .  Damage to the reputation of the Trasteel brand could adversely affect our sales .

33 Risk Factors ( 2/3 )  Our business and results of operations may be materially adversely affected by serious disruptions or catastrophic events, including public health issues, trade disputes, sanctions, weather, and geopolitical instability, including the ongoing conflict involving Israel and Hamas and joint U . S . /Israeli campaign in Iran and the potential disruption of key shipping routes, including the Strait of Hormuz, Suez Canal and Bab al - Mandab Strait . Military or other conflicts in the Middle East and Southwest Asia may lead to :  Increased transportation and insurance costs – freight and insurance costs may increase significantly as a result of conflict - related disruptions to major trade routes ;  Delays in shipment and delivery – operational delays may occur for cargo transiting affected regions, which could impact the timing of revenues and customer commitments ;  Increased transformation costs – cost increases may apply to certain business units, which may or may not be fully transferable to customers ;  Increased volume and price volatility – publicly traded securities and commodity markets may experience heightened volatility as a result of geopolitical tensions ; and  Broader economic disruption – sustained conflict may result in expanded regional or global military operations, prolonged sanctions, and supply chain disruptions that could materially adversely affect our business, financial condition, and results of operations .  The extent and duration of any such conflict and its impact on global trade routes may not be predicted and could be substantial . Risks Related to the Company Operating as a Public Company  Prior to the potential de - SPAC transaction, there will have been no public market for Trasteel's shares, and there is no guarantee that an active and liquid market will develop .  The market price of Trasteel’s ordinary shares could fluctuate significantly, which could result in substantial losses for purchasers of Trasteel’s ordinary shares .  A significant portion of Trasteel's total outstanding shares following the closing of a potential transaction might not be immediately resold but could be sold into the market soon after such closing . This could cause the market price of Trasteel’s ordinary shares to drop significantly, even if Trasteel's business is doing well .  If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about Trasteel's business, the market price for Trasteel’s ordinary shares and trading volume could decline .  Trasteel would incur increased costs as a result of operating as a public company, and its management would be required to devote substantial time to new compliance initiatives and corporate governance practices .  Trasteel does not anticipate paying dividends and, as a result, your ability to achieve a return on capital of your investment may depend on appreciation in the price of Trasteel’s ordinary shares .  Trasteel would have broad discretion over the use of cash balances it would receive as a result of the de - SPAC transaction and may not apply such balances in ways that increase the value of your investment .  Members of Trasteel's management team have limited experience managing a public company, which may result in difficulty adequately operating and growing our business .

34 Risk Factors ( 3/3 ) Risks Related to a Potential Transaction  Each of Trasteel and Sizzle Acquisition Corp . II would incur significant transaction costs in connection with the de - SPAC transaction .  The consummation of the de - SPAC transaction would be subject to a number of conditions, and if those conditions are not satisfied or waived, the associated business combination agreement would be terminated and the potential transaction might not be completed .  Sizzle Acquisition Corp . II could waive one or more of the conditions to the de - SPAC transaction, resulting in the consummation of the transaction notwithstanding divergence from assumptions on which the transaction is initially evaluated and approved .  The ability to successfully effect the de - SPAC transaction and Trasteel's ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel . The loss of such key personnel could negatively impact Trasteel's operations and financial results .  There can be no assurance that Trasteel’s ordinary shares will be approved for listing on a stock exchange or that Trasteel will be able to comply with the continued listing standards of a stock exchange .  Legal proceedings in connection with a potential transaction, the outcomes of which would be uncertain, could delay or prevent the completion of a potential transaction .  The future grant and exercise of registration rights could adversely affect the market price of Trasteel’s ordinary shares following the consummation of the de - SPAC transaction .  Significant redemptions by Sizzle Acquisition Corp . II's public shareholders could require Trasteel to raise future financing following the consummation of the de - SPAC transaction and reduce the public float of Trasteel’s ordinary shares .  If Sizzle Acquisition Corp . II's due diligence investigation of Trasteel's business was inadequate and material risks are not uncovered, Trasteel’s shareholders following the consummation of the de - SPAC transaction could lose some or all of their investment .  During the pre - closing period, Trasteel and Sizzle Acquisition Corp . II could be prohibited from entering into certain transactions that might otherwise be beneficial to Trasteel, Sizzle Acquisition Corp . II or their respective stakeholders .

Appendix

Financials – Income Statement* (2023 - 2025) 2025 2024 2023 In Units/USD 1.821.055.760 1.488.918.735 1.409.569.796 Net sales - 5.636.746 7.214.095 Other operating income (Trasteel) 1.821.055.760 1.494.555.481 1.416.783.891 Total revenues (1.673.509.461) (1.445.001.751) (1.286.860.706) Cost of materials - 73.784.760 7.909.680 Change in inventories (Trasteel) 147.546.299 123.338.490 137.832.865 Gross margin (67.018.243) (64.213.824) (61.389.236) Personnel expenses (20.215.343) (17.922.159) (17.078.931) Other operating expenses 60.312.712 41.202.506 59.364.698 EBITDA 1 1 EBITDA is a non - IFRS measure, please see Disclaimer on slide 4 and Appendix *Management’s financial information based on Swiss GAAP FER, and not audited under IFRS or PCAOB. Audit completion expected i n H 1 2026.

Financials – Balance Sheet* (2023-2025)

In Units/USD	2023	2024	2025*
Assets			
Cash and cash equivalents	193.660.404	155.495.883	135.826.007
Trade account receivable	222.652.659	261.845.462	312.758.161
Other current receivables	63.320.804	25.291.430	38.039.765
Inventories	225.053.797	298.838.557	370.452.210
Prepayments for delivery of inventories	21.122.380	21.164.325	28.754.535
Assets held for sale (Trasteel)	1.669.249	1.569.161	1.569.161
Prepaid expenses and accrued income	2.775.042	3.279.474	3.479.486
Total current assets	**730.254.335**	**767.484.291**	**890.879.326**
Property, plant and equipment	202.279.695	187.841.502	215.410.664
Financial assets	22.535.533	41.555.268	43.355.613
Investments in associated companies	1.292.715	8.904.120	8.928.441
Intangible assets	10.439.710	12.554.624	11.987.345
Deferred tax assets	6.594.041	10.367.479	11.940.161
Other non-current assets	335.095	1.084.072	1.423.567
Total non-current assets	**243.476.789**	**262.307.065**	**293.045.791**
Total assets	**973.731.124**	**1.029.791.356**	**1.183.925.118**
Liabilities			
Current financial liabilities	223.059.875	337.298.948	388.127.990
Trade account payable	222.698.470	250.028.073	287.135.639
Other current liabilities	107.146.995	73.279.671	82.154.647
Prepayments from clients on inventories	11.453.975	15.135.525	26.396.415
Accrued expenses and deferred income	3.360.656	5.547.870	3.876.531
Current liabilities	**567.719.971**	**681.290.087**	**787.691.222**
Non-current financial liabilities	136.311.160	118.227.382	136.940.958
Subordinated shareholders loan from related parties	5.042.000	5.042.000	5.042.000
Employee benefit obligations	4.334.329	3.943.082	4.411.237
Deferred tax liabilities	29.792.125	27.175.013	30.522.411
Negative goodwill	52.651.364	33.009.222	22.794.611
Non-current liabilities	**228.130.978**	**187.396.699**	**199.711.217**
Total liabilities	**795.850.949**	**868.686.786**	**987.402.439**
Equity			
Share capital	8.858.332	8.858.332	8.858.332
Reserve from capital contribution	23.256.342	23.256.342	23.256.342
Retained earnings	82.683.055	71.310.964	96.783.361
Equity attributable to the owner of the Company	**114.797.729**	**103.425.638**	**128.898.036**
Minority interests	63.082.446	57.678.933	67.624.643
Total equity	**177.880.175**	**161.104.571**	**196.522.678**
Total equity and liabilities	**973.731.124**	**1.029.791.357**	**1.183.925.118**

*Management's financial information based on Swiss GAAP FER, and not audited under IFRS or PCAOB. Audit completion expected in H1 2026.

TRASTEEL 37

38 Trading – 3 main desks of Physical Trading Steel ▪ Flat products and semi - products ▪ Long products and semi - products ▪ Tubular products ▪ Stainless steel products Raw Materials for Steel Production ▪ Iron ore (fines and lumps) ▪ PCI coal and metallurgical coke ▪ Pig iron, bauxite, and alumina ▪ HBI and Scrap General Trading $621M Revenue (2025*) Companies involved ▪ Trasteel International SA ▪ CMP S.r.l. Non - Ferrous Upstream ▪ Cassiterite ▪ Bauxite Downstream ▪ Nickel ▪ Chromium ▪ Titanium ~$35.6M Revenue ( 2 025*) Midstream ▪ Copper ▪ Aluminium ▪ Zinc ▪ Lead ▪ Tin Companies involved ▪ Trasteel International SA Consumables ~$394M Revenue (2025*) Ferro - alloys / Additives ▪ Bulk Ferro - alloys ▪ Noble Ferro - alloys ▪ Met. Additives and Fluxes Raw Materials ▪ Magnesia products ▪ Alumina & Refractory minerals ▪ Special materials (SiC, graphite, silica) Companies involved ▪ Trasteel International SA ▪ CMP S.r.l. ▪ BBC Alloys S.r.l Refractory Products ▪ Bricks ▪ Cements ▪ Special Products Electrodes ▪ Graphite Electrodes ▪ Carbon Electrodes Physical Trading This slide presents non - IFRS measures, please see Disclaimer on slide 4 and Appendix *Management’s financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 202 6

39 Trading – The development of Paper / Derivatives Trading PRODUCTS SEGMENT (Lugano & Hong - Kong Offices) ARBITRAGE TRASTEEL HEDGING OTC TRADING WITH THIRD - PARTIES Energy Power, Gas Non - Ferrous Aluminum, Zinc, Tin, Copper, Lead Steel EHR, HC Metallics Scrap, Rebars, Iron Ore Coal Steam Coal, Coking Coal Carbon Credits EUAs Paper Trading

40 Industrial Business Overview Net sales $766 M Companies 13 Countries 6 Processed / year ~800 K/Mt Industrial Activities Revenue ($/M) Revenue by Commodity 56% Tubes 30% Heavy plates 9% Strips & sheets 4% Rebars % Engineering 2025 CAGR 21 - 25: 17% ISPADUE PIPES ITALY SERBIA PLATES ITALY COILS CHINA ITALY REBARS POLAND ROMANIA ENGINEERING TURKEY ITALY YUGOTUB SIM PROFILMEC LIFI OFFICINE TECNOSIDER TAMAC UTIL ITALY TRASTEEL POLSKA TRASTEEL ROMANIA FEMATEK ROLM FACTORIES 2025* UTIL CHINA Industrial BU 408 769 729 714 766 - 100 200 300 400 500 600 700 800 900 2021 2022 2023 2024 2025 Revenues (in M/USD) This slide presents non - IFRS measures, please see Disclaimer on slide 4 and Appendix *Management’s financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 202 6

Industrial Portfolio – Steel Processing (1/2), FY2024

Profilmec Group S.p.A.[1]

HF welded tubes

Trasteel **70%** / Walter Talpo **30%**

$457M · Italy, Serbia

Core business

Manufacturing of precision high-frequency (HF) welded steel tubes and profile sections.

Raw Materials

P&O Coils • CR Coils • Aluminized & Galvanized Coils

Final Products

Precision Pipes

>400,000 t/year

Group Synergies and Market Highlights

- Client of Trasteel International & Tamac
- Potential Client of La Magona d'Italia
- Major Customer of Arvedi Group

[1]The consolidated financial statements include the following entities: Profilmec S.p.A, Ispadue S.p.A., Yugotub d.o.o., CMP S.r.l., LIFI S.r.l., SIM S.r.l., and ROLM S.r.l.

UTIL Group[1]

Automotive braking

Trasteel **49%** / Dea Capital **51%**

$79M · Italy • China

Core business

Components for automotive braking systems, with manufacturing presence in Italy and China.

Raw materials

Coils • Strip and Sheets

Final Products

Automotive Parts (Breaks)

> 70,000 t / year

Group Synergies and Market Highlights

- Client of Tamac
- Under evaluation: potential M&A aggregation of leading European players (incl. Util) to drive market consolidation and cost synergies.

[1]The consolidated financial statements include the following entities: Util S.p.A, Utl China

Officine Tecnosider S.r.l.

Heavy plate rolling

Trasteel **51%** / Vanomet **49%**

$241M · Italy

Core business

Heavy plate rolling plant producing plates and round bars to customer specifications.

Raw Materials

Slabs

Final Products

Plates • round bars

>300,000 t/year

Group Synergies and Market Highlights

- Client of Trasteel International, Tamac
- Cost and quality leader in the European market

TRASTEEL

*Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

41

Industrial Portfolio – Steel Processing (2/2), FY2024

Trasteel Polonia & Romania

Rebars

Trasteel **100%**

$27M Polonia, Romania

Core business

Cutting, bending and assembly to spec; rebar cages for reinforced concrete, civil works and tunnels.

Raw Materials

Bars

Final Products

Rebars

>20,000 t/year

Group Synergies and Market Highlights

- Client of Trasteel International
- Partner of Large EU Contractors

Tamac S.r.l

Service Center

Trasteel **100%**

$85M Italy

Core business

Cut-to-size processing of HR/CR/coated coils with Just-in-Time service (EU/North Africa).

Raw materials

Coils

Final Products

Strip and Sheets

Up to **120,000** t / y

Group Synergies and Market Highlights

- Supplier of Util
- Client of Trasteel International
- Potential Client of La Magona d'Italia and Arvedi Group

Trasteel Makina ve Ticaret A.S. (Fematek)

Heavy Carpentry

Trasteel **100%**

$10M Turkey

Core business

Heavy fabrication of special parts / products to meet steel mills requirements.

Raw Materials

Seamless Pipes • Plates

Final Products

Special Parts

Capacity based on orders

Group Synergies and Market Highlights

- Client of Trasteel International, Officine Tecnosider
- Strategic location (sea and road connections to Europe, the Middle East and North Africa)

TRASTEEL

*Management's financial information based on Swiss GAAP and not audited under IFRS or PCAOB. Audit completion expected in H1 2026

42

43 Customer Portfolio & Geography Sales footprint (by region) EU concentration with gradual expansion beyond the EU 2024 Customer diversification Broad end - market mix (end - users + processors) Customer concentration 16% top 10 Historically fragmented profile Customers >4,000 EU Core Region with expected expansion outside EU Sectors served multi end - use Automotive E - mobility Service Centers Construction Infrastructure Steel processors Furniture Household appliances Bikes & Gym Agriculture Special profiles Real estate Italy , 40% Spain , 14% Germany , 7% India , 7% Poland , 5% Rest of World , 27% Italy Spain Germany India Poland Rest of World Physical Trading Paper Trading Industrial BU

44 Opportunity by AI application Technology is reshaping industries Pressure rises where value is digitizable Software / Big Tech increasingly under pressure due to rapid technological innovation Oil & Gas facing structural pressure from energy transition Structural Resilience of Trasteel: Steel Trading & Transformation Steel remains a core circular - economy material, as it can be recycled indefinitely and efficiently reused across multiple industrial cycles without loss of quality. Pipes, plates, rebar, processing - always required in the real economy Industrial materials remain the backbone of global infrastructure AI: an Opportunity for Trasteel Trading Data center buildout increases industrial metals demand AI growth → exponential data center expansion Data centers structurally require: Steel → structures, reinforcement, piping Opportunity for Trasteel Industries and General Trading Desk) Aluminium → cooling and lightweight systems Opportunity for Trasteel Non - Ferrous Trading Desk Opportunity for Partner company Target 2* Copper → power transmission & connectivity Opportunity for Trasteel Non - Ferrous Trading Desk *Target 2 is finalizing the financing of a project to revamp the only primary aluminium smelter in Italy (Sardinia), among the very few remaining in Europe . Trasteel, together with Glencore, is the only company that has already secured off - take agreements to commercialize both input raw materials and output production . Commodity Trading Companies and Steel Industries remain structurally essential

Potential Use of Proceeds

Target 1
Italy

Revenue: **500-700 m $**
EBITDA: **25-36 m $**

Reroller and coater of HR/PRO Coils into Galvanized / Pre-painted coils (about 600k tons per year).

Target 2
UAE / KSA

Revenue: **up to 60 m $**
EBITDA: **up to 10 m $**

Strategic manufacturing hub in Saudi Arabia to produce seamless steel pipes (incl. premium connection).

Target 3
Massachusetts

Revenue: **100-140 m $**
EBITDA: **8-15 m $**

USA-based steel recycler; turnover expanded from ~2,500 mt/month (2013) to ~20-22,000 mt/month.

Target 4
Wien, Austria

Revenue: **1 bn $**
EBITDA: **+10 m $**

Trading house and market maker in the Mediterranean for HBI & Pig Iron (besides Metallic charges) with physical assets (Marghera bulk terminal, scrapyards, etc.).

Target 5
Italy

Revenue: **80-90 m $**
EBITDA: **3-4 m $**

Part of distressed Ilva group; Mill specialized in black pipe production; strategic fit to expand carbon steel tubes offering of Profilmec Group, Trasteel's subsidiary.

Target 6
Italy

Revenue: **40-50 m $**
EBITDA: **15-20 m $**

Innovative plant converting steel production by-products into valuable raw materials using patented technology.

Target 7
World

Revenue: **9-10 bn $**
EBITDA: **> 200 m $**

World leader in steel trading.

Target 8
UAE / KSA / India

Revenue: **55 m $**
EBITDA: **15 m $**

Provider of turnkey refractory maintenance services for steel mills, ensuring an integrated and efficient operational solution.

Target 9
Southern Europe

Revenue: **600 m $**
EBITDA: **140 m $**

Primary aluminium smelter currently under revamping; owned by shareholders close to Trasteel; may become the sole producer of primary aluminium in Southern Europe.

Figures reflect management's current expectations and estimates and constitutes a forward-looking statement. Actual results may differ materially due to various risks and uncertainty.

TRASTEEL
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